Dated 15 April 2013
CARFIN FINANCE INTERNATIONAL LIMITED
as the Issuer
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Arranger and Transaction Agent
DEUTSCHE TRUSTEE COMPANY LIMITED
as Issuer Security Trustee
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as FleetCo Security Agent
CERTAIN ENTITIES NAMED HEREIN
as Opcos, Servicers and Lessees
CERTAIN ENTITIES NAMED HEREIN
as FleetCos
AVIS BUDGET CAR RENTAL, LLC
as the Parent
AVIS FINANCE COMPANY LIMITED
as Finco, the Subordinated Lender and the Italian VAT Lender
AVIS BUDGET EMEA LIMITED
as Avis Europe
CERTAIN ENTITIES NAMED HEREIN
as the Account Banks
DEUTSCHE BANK AG, LONDON BRANCH
as Issuer Cash Manager, Dutch FleetCo Spanish Account Bank Operator and Dutch FleetCo German Account Bank Operator and FleetCo Back-up Cash Manager
CERTAIN ENTITIES NAMED HEREIN
as the Existing Senior Noteholders
and
CERTAIN OTHER ENTITIES NAMED HEREIN

SECOND AMENDMENT AGREEMENT
Linklaters

Ref: L-207969
Linklaters LLP

Table of Contents
Contents    Page

1	Interpretation 3

2	Amendments relating to Country Concentration Limits 3

3	Amendments relating to the amendment provisions in the Framework Agreement 7

4	Amendments relating to the FleetCo Priority of Payments 9

5	Amendment relating to accession of the Liquidation Agent 11

6	Amendments relating to Senior Advance Drawdowns, Guarantees and Issuer Letter of Credit 12

7	Amendment relating to Acceding Senior Noteholders 14

8	Amendments to Master Definitions Agreement 14

9	Amendments to the Central Servicing Agreement 19

10	Amendments to the Issuer Subordinated Facility Agreement and the Issuer Cash Management Agreement 20

11	FleetCo Advance Drawdown Notice 21

12	Effective Date 21

13	Issuer Security Trustee 22

14	Transaction Documents 22

15	Illegality 22

16	Rights and remedies 22

17	Counterparts 22

18	Incorporation of Common Terms 23

19	Third party rights 23

20	Governing law and jurisdiction 23

Execution Page	25

This Agreement is dated 15 April 2013 and made between:

(1)
CARFIN FINANCE INTERNATIONAL LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463656 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (the “Issuer”);

(2)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“Transaction Agent” and “Arranger”);

(3)	DEUTSCHE TRUSTEE COMPANY LIMITED (the “Issuer Security Trustee”, acting for itself and on behalf of the Issuer Secured Creditors);

(4)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the “FleetCo Security Agent”, acting for itself and on behalf of the FleetCo Secured Creditors);

(5)
THE OPCOS, the SERVICERS and LESSEES listed in part 1 of schedule 1 (The Parties) to the Framework Agreement including AVIS BUDGET ITALIA S.P.A. (as “VAT Sharing Italian Opco”, in its capacity as Italian Opco (as defined therein) under the VAT Sharing Agreement and the Italian Income Tax Consolidation Agreement);

(6)	THE FLEETCOS listed in part 2 of schedule 1 (The Parties) to the Framework Agreement;

(7)	AVIS BUDGET CAR RENTAL, LLC (the “Parent”);

(8)	AVIS FINANCE COMPANY LIMITED (“Finco”, the “Subordinated Lender”, the “Central Servicer” and the “Italian VAT Lender”);

(9)	Avis Budget EMEA Limited (“Avis Europe”, together with the Opcos, the Servicers, the Lessees, the Parent and Finco, the “Avis Obligors”);

(10)	THE ACCOUNT BANKS listed in part 3 of schedule 1 (The Parties) to the Framework Agreement;

(11)	DEUTSCHE BANK AG, LONDON BRANCH (the “Dutch FleetCo Spanish Account Bank Operator”, the “Dutch FleetCo German Account Bank Operator”, the “Issuer Cash Manager” and the “FleetCo Back-up Cash Manager”);

(12)	THE EXISTING SENIOR NOTEHOLDERS listed in the Schedule (The Existing Senior Noteholders) hereto (the “Existing Senior Noteholders”);

(13)	STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED (the “Issuer Corporate Services Provider” and the “FleetCo Holdings Corporate Services Provider”);

(14)
CARFIN FINANCE HOLDINGS LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463657 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (“FleetCo Holdings”);

(15)
INTERTRUST (NETHERLANDS) B.V. and VISTRA B.V. (the “Dutch FleetCo Corporate Services Providers”, together with the Issuer Corporate Services Provider and the FleetCo Holdings Corporate Services Provider, the “Corporate Services Providers”);

(16)
DEUTSCHE BANK LUXEMBOURG S.A., a public limited liability company incorporated under the laws of Luxembourg, registered with the Register of Commerce and Companies in Luxembourg under number B 9164, whose registered office is at 2, Boulevard Konrad Adenauer, L-1115 Luxembourg (the “Registrar”);

(17)	FISERV AUTOMOTIVE SOLUTIONS, INC., a company duly incorporated under the laws of Delaware with registered number 2403201 (the “Liquidation Agent”); and

(18)	DEUTSCHE BANK AG, a company incorporated under the laws of Germany (the “Initial Issuer Hedge Counterparty”), each of the above a “Party” and together the “Parties” to this Agreement.
WHEREAS

(A)
The Parties (save for the Liquidation Agent, the Initial Issuer Hedge Counterparty and Bank of America National Association, Milan Branch) hereto entered into (i) a Framework Agreement dated 5 March 2013, as amended by an amendment letter between the Transaction Agent and the Central Servicer dated 19 March 2013 (the “Framework Agreement”), and (ii) a Master Definitions Agreement dated 5 March 2013 (the “Master Definitions Agreement”). The Liquidation Agent, the Initial Hedge Counterparty and Bank of America National Association, Milan Branch acceded to the Framework Agreement on 20 March 2013.

(B)
The Issuer, the Transaction Agent, the Initial Senior Noteholders, the Issuer Security Trustee, the Issuer Cash Manager and the Registrar entered into an Issuer Note Issuance Facility Agreement dated 5 March 2013 (the “Issuer Note Issuance Facility Agreement”).

(C)
Dutch FleetCo, Dutch FleetCo, Spanish Branch, Italian FleetCo, the Central Servicer, the Issuer, German Opco, Italian Opco, Spanish Opco, the Issuer Cash Manager and the FleetCo Security Agent entered into a Central Servicing Agreement dated 5 March 2013 (the “Central Servicing Agreement”).

(D)
The Issuer, the Issuer Cash Manager, the Issuer Security Trustee and the Subordinated Lender entered into an Issuer Subordinated Facility Agreement dated 5 March 2013 (the “Issuer Subordinated Facility Agreement”).

(E)
The Issuer, the Issuer Cash Manager, the Transaction Agent, the Issuer Account Bank and the Issuer Security Trustee entered into an Issuer Cash Management Agreement dated 5 March 2013 (the “Issuer Cash Management Agreement”).

It is agreed as follows:

1	Interpretation

1.1
Unless otherwise defined herein or the context otherwise requires, terms defined in the Master Definitions Agreement have the same meaning in this Agreement. Subject to Clause 1.2 below, the provisions of clause 2 (Principles of Interpretation and Construction) of the Master Definitions Agreement shall apply herein as if set out in full herein and as if references therein to a “Relevant Agreement” were to this Agreement.

1.2	A reference to a “Clause” is a reference to a clause of this Agreement.

2	Amendments relating to Country Concentration Limits

2.1
Each of the Existing Senior Noteholders, the Transaction Agent, the Issuer Security Trustee, the FleetCo Security Agent, each Opco, each FleetCo, the Central Servicer, the Issuer and the Parent agrees that the following shall be amended in accordance with clause 24.2(i) of the Framework Agreement:

(i)	clause 4.1.40 (Country Concentration Limits) of the Framework Agreement shall be deleted in its entirety;

(ii)	clause 4.2.16 (Country Concentration Limits) of the Framework Agreement shall be deleted in its entirety;

(iii)	clause 4.3.49 (Country Concentration Limits) of the Framework Agreement shall be deleted in its entirety;

(iv)	clause 4.1.35(v)(B) (Withdrawals from Issuer Transaction Account) of the Framework Agreement shall be deleted in its entirety and be replaced by:

“B
the Transaction Agent has confirmed to the Issuer Cash Manager, the Issuer and the Central Servicer on or prior to the third Business Day prior to the proposed withdrawal that (so far as it is aware and based on the Intra-Month Central Servicer Report received in (A) above) the Issuer Borrowing Base Test and the Country Asset Value Test, in each case, taking into account the proposed withdrawal, have been complied with by the Issuer and the FleetCos;”;

(v)	clause 4.3.43(d)(ii)(B)(y) (Withdrawals from FleetCo Bank Accounts) of the Framework Agreement shall be deleted in its entirety and replaced by the following:

“(y)
the Transaction Agent has confirmed to the Central Servicer on or prior to the third Business Day prior to the proposed withdrawal that (so far as it is aware and based on the Intra-Month Central Servicer Report received in (x) above) the Country Asset Value Test and the Issuer Borrowing Base Test, in each case, taking into account the proposed withdrawal by the FleetCos, have been complied with by the Issuer and the relevant FleetCo; or”; and

(vi)
paragraph 8 (Issuer Borrowing Base Test, Country Asset Value Test and Country Concentration Limit) of part 2 (Subsequent Conditions Precedent to Senior Advances and FleetCo Advances) of schedule 2 (Conditions Precedent to Senior Advances and FleetCo Advances) to the Framework Agreement shall be amended by deleting sub-paragraphs 8.3, 8.4 and 8.5.

2.2	Each of the Parties agrees that the Master Definitions Agreement shall be amended as follows:

(i)	a new definition of “Excess Subordination Amount” shall be inserted in the Master Definitions Agreement as follows:
““Excess Subordination Amount” means, on any Reporting Date or Intra-Month Reporting Date as of which such amount is calculated, an amount equal to:

(a)	the aggregate amount of all outstanding FleetCo Advances made under each FleetCo Facility Agreement plus

(b)	the Issuer Reserves as of such Reporting Date or, as the case may be, such Intra-Month Reporting Date minus

(c)	the Senior Note Principal Amount Outstanding of all outstanding Senior Notes minus

(d)	the Credit Enhancement Required Amount minus

(e)	the Extraordinary Depreciation Amount as of the immediately preceding Calculation Date minus

(f)
the Net Book Value of Non-Eligible Vehicles and the principal amount of Non-Eligible Receivables, in each case, as of the immediately preceding Calculation Date or, as the case may be, the immediately preceding Intra-Month Cut-off Date minus

(g)	the Disposition Adjustment as of the immediately preceding Calculation Date, provided that, for the purposes of calculating the Excess Subordination Amount, the aggregate amount of all outstanding FleetCo Advances shall include the aggregate of the FleetCo Advance amounts set out in all FleetCo Advance Drawdown Notices to be delivered on the Information Date or the Intra-Month Information Date immediately following such Reporting Date or Intra-Month Reporting Date and the Senior Note Principal Amount Outstanding of all outstanding Senior Notes shall include the Senior Advances set out in the relevant Senior Advance Drawdown Notice to be delivered on the Information Date immediately following such Reporting Date or, as applicable, the Intra-Month Information Date immediately following such Intra-Month Reporting Date.”;

(ii)	a new definition of “Country Excess Subordination” shall be inserted in the Master Definitions Agreement as follows:
““Country Excess Subordination Amount” means, in relation to the Reporting Date or the Intra-Month Reporting Date (as applicable), the portion of the Excess Subordination Amount allocated to any Country by the Central Servicer at its sole discretion and specified by the Central Servicer in the Monthly Central Servicer Report or the Intra-Month Central Servicer Report (as applicable), provided the aggregate Country Excess Subordination Amount allocated to Spain, Italy and Germany shall not together exceed the Excess Subordination Amount.”;

(iii)	a new definition of “Country Net Exposure Amount” shall be inserted in the Master Definitions Agreement as follows:
““Country Net Exposure Amount” means in relation to any Country, on any Reporting Date or Intra-Month Reporting Date as of which such amount is calculated:

(i)	the aggregate amount of all outstanding FleetCo Advances made under the relevant FleetCo Facility Agreement less
(ii)     the Country Excess Subordination Amount allocated to such Country, provided that, for the purposes of calculating the Country Net Exposure Amount, the aggregate amount of all outstanding FleetCo Advances shall include the aggregate of the FleetCo Advance amounts set out in all FleetCo Advance Drawdown Notices to be delivered on the Information Date or the Intra-Month Information Date immediately following such Reporting Date or Intra-Month Reporting Date.”;

(iv)	a new definition of “Excess Net Exposure Amount” shall be inserted in the Master Definitions Agreement as follows:

““Excess Net Exposure Amount” means, on any Reporting Date or Intra-Month Reporting Date as of which such amount is calculated, an amount equal to the sum of:

(i)	an amount equal to the higher of:

(a)	the Country Net Exposure Amount in relation to Spain on such Reporting Date or Intra-Month Reporting (as applicable) less the product of:

(x)	the aggregate amount of all Country Net Exposure Amounts in all Countries on such Reporting Date or Intra-Month Reporting (as applicable); and

(y)	40 per cent.; and

(b)	zero;

(ii)	an amount equal to the higher of:

(a)	Country Net Exposure Amount in relation to Italy on such Reporting Date or Intra-Month Reporting (as applicable) less the product of:

(x)	the aggregate amount of all Country Net Exposure Amounts in all Countries on such Reporting Date or Intra-Month Reporting (as applicable); and
(y)     45 per cent.; and

(b)	zero; and

(iii)	an amount the higher of:

(a)
(A) the amount equal to: (I) the aggregate of the Country Net Exposure Amount in relation to Spain on such Reporting Date or Intra-Month Reporting (as applicable) and the Country Net Exposure Amount in relation to Italy on such Reporting Date or Intra-Month Reporting (as applicable) less (II) the aggregate of the resultant amounts calculated in paragraphs (i) and (ii) above less (B) the product of:

(x)	the aggregate amount of all Country Net Exposure Amounts in all Countries; and
(y)     75 per cent.; and

(b)	zero.”; and

(v)	the definition of “Senior Notes Maximum Amount” shall be deleted in its entirety and be replaced by the following:
““Senior Notes Maximum Amount” means an amount equal to:

(a)	the aggregate of:

(i)	the Combined Eligible Country Asset Value; and

(ii)	the Issuer Reserves;

less

(b)	the aggregate of the Credit Enhancement Required Amount and the Excess Net Exposure Amount.”.

2.3	Each of the Parties agrees that paragraph (e) of schedule 5 (Amendments and Waiver Consent Requirements) to the Framework Agreement shall be deleted in its entirety and be replaced by the following:

“(e)
any change to the definitions of Credit Enhancement Asset, Credit Enhancement Matrix, Credit Enhancement Required Amount, Issuer Borrowing Base Test, Senior Notes Maximum Amount, Country Asset Value, Combined Eligible Country Asset Value, Country Asset Value Test, Eligible Vehicle, Rapid Amortisation Event, Excess Subordination Amount, Country Excess Subordination Amount, Country Net Exposure Amount or Excess Net Exposure Amount in the Master Definitions Agreement or the defined terms used in such definitions;”.

3	Amendments relating to the amendment provisions in the Framework Agreement

3.1	Each of the Parties agrees that new clauses 24.5.4, 24.5.5 and 24.5.6 shall be inserted after clause 24.5.3 of the Framework Agreement as follows:

“24.5.4
Subject to Schedule 5 (Amendments and Waiver Consent Requirements), the definitions of “Credit Enhancement Asset”, “Credit Enhancement Matrix”, “Credit Enhancement Required Amount”, “Issuer Borrowing Base Test”, “Senior Notes Maximum Amount”, “Country Asset Value”, “Combined Eligible Country Asset Value”, “Country Asset Value Test”, “Eligible Vehicle”, “Rapid Amortisation Event”, “Excess Subordination Amount”, “Country Excess Subordination Amount”, “Country Net Exposure Amount”, “Excess Net Exposure Amount” and the definitions of the defined terms used in these definitions may be amended or modified without the consent of all the Parties hereto and such amendment, waiver or modification shall be binding on all Parties hereto, provided that the prior consent of the following Parties are obtained:

(a)	the Transaction Agent;

(b)	the Central Servicer; and

(c)	the Issuer.

24.5.5
The consent of the Liquidation Agent shall not be required for any proposed amendment, waiver or modification to any term of the Master Definitions Agreement, save for any proposed amendment, waiver or modification to the following:

(i)	the definition of “Tax”;

(ii)	the definition of “VAT”;

(iii)	the definition of “Liabilities”;

(iv)	the definition of “Liquidation Agent Agreement”;

(v)	the definition of “Liquidation Agent”;

(vi)	the definition of “Liquidation Agent Service Commencement Notice”; and

(vii)
clauses 2 (Principles of Interpretation and Construction), 3 (Incorporation of Common Terms and Clause 24 of the Framework Agreement), 4 (Governing Law and Jurisdiction) and 5 (Enforcement) of the Master Definitions Agreement,

in each case, which would, in the reasonable opinion of the Liquidation Agent, relate to the Liquidation Agent and adversely affect its rights and provided that, if the Liquidation Agent’s consent is required pursuant to this Clause 24.5.5, the Liquidation Agent shall not unreasonably withhold or delay its consent.

24.5.6
The consent of an Issuer Hedge Counterparty shall not be required for any proposed amendment, waiver or modification to any term of the Master Definitions Agreement, save for any proposed amendment, waiver or modification to the following definitions:

(i)	paragraphs (a)(vi)(A) and (a)(vi)(B) of “Enforcement Action”;

(ii)	“Excess Swap Collateral”;

(iii)	“Issuer Hedge Collateral Account”;

(iv)	“Issuer Hedge Counterparty”;

(v)	“Issuer Hedging Debt”;

(vi)
“Issuer Secured Creditors”, provided that the consent of an Issuer Hedge Counterparty shall only be required if such proposed amendment, waiver or modification relates to, or adversely affects the position of such Issuer Hedge Counterparty;

(vii)
“Senior Issuer Finance Parties”, provided that the consent of an Issuer Hedge Counterparty shall only be required if such proposed amendment, waiver or modification relates to, or adversely affects the position of such Issuer Hedge Counterparty;

(viii)
“Senior Recoveries”, provided that the consent of an Issuer Hedge Counterparty shall only be required if such proposed amendment, waiver or modification relates to, or adversely affects the position of such Issuer Hedge Counterparty; and

(ix)	any other provision in the Master Definitions Agreement which would, in the reasonable opinion of an Issuer Hedge Counterparty, adversely affect its rights, provided that, in each case where an Issuer Hedge Counterparty’s consent is required pursuant to this Clause 24.5.6, such consent of such Issuer Hedge Counterparty is not unreasonably withheld or delayed.”.

3.2
Each of Parties agrees that the words “Subject to Schedule 5 (Amendments and Waiver Consent Requirements)” in the first line of Clause 24.2 shall be deleted in its entirety and be replaced by “Subject to Clauses 24.2A and 24.2B below and subject to Schedule 5 (Amendments and Waiver Consent Requirements)”.

3.3	Each of the Parties agrees that a new clause 24.2A and a new clause 24.2B shall be inserted after clause 24.2 of the Framework Agreement as follows:

“24.2A
The consent of the Liquidation Agent shall not be required for any proposed amendment, waiver or modification to any term of the Framework Agreement or the German FleetCo Deed of Charge, save for any proposed amendment, waiver or modification to:

(i)
the ranking of payments due and payable to the Liquidation Agent under any FleetCo Priority of Payments, save that the consent of the Liquidation Agent is not required in respect of a proposed amendment, waiver or modification which does not relate to, or does not adversely, affect any payment to the Liquidation Agent; and

(ii)	this Clause 24.2A; and

24.2B
The consent of any Issuer Hedge Counterparty shall not be required for any proposed amendment, waiver or modification to any term of the Framework Agreement or the Issuer Deed of Charge, save for any proposed amendment, waiver or modification to:

(i)	Clause 13.4.3 of the Framework Agreement;

(i)	Clause 24.8 (Issuer Hedging Agreements) of the Framework Agreement;

(ii)	Clause 27.2.1 (Limited recourse against the Issuer) of the Framework Agreement;

(iii)	paragraph 4 (Issuer Hedge Counterparties) of Schedule 16 (Issuer Intercreditor Terms) of the Framework Agreement;

(iv)	paragraph 7.4 (Exclusions) of Schedule 16 (Issuer Intercreditor Terms) of the Framework Agreement;

(v)	paragraphs 8.1.1(ii) and (iii) of Schedule 16 (Issuer Intercreditor Terms) of the Framework Agreement;

(vi)	paragraph 9.4.2 of Schedule 16 (Issuer Intercreditor Terms) of the Framework Agreement;

(vii)	this Clause 24.2B;

(viii)	clause 7.1.2 of the Issuer Deed of Charge; and

(ix)	any other provision in the Framework Agreement or the Issuer Deed of Charge which would, in the reasonable opinion of an Issuer Hedge Counterparty, adversely affect its rights, provided that, in each case where an Issuer Hedge Counterparty’s consent is required pursuant to this Clause 24.2B, such consent of such Issuer Hedge Counterparty is not unreasonably withheld or delayed.”.

4	Amendments relating to the FleetCo Priority of Payments

4.1	Each of the Parties agrees that, pursuant to clause 24.1 of the Framework Agreement, part A (Dutch FleetCo Spanish Pre-Enforcement Priority of Payments) of part 5 (FleetCo Pre-

Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement shall be amended as follows:

(i)	paragraph (c)(ii) shall be deleted in its entirety and replaced by the following:

“(ii)
the fees, costs, charges, expenses and liabilities due and payable by Dutch FleetCo, Spanish Branch to the FleetCo Spanish Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and”; and

(ii)	paragraph (c)(iii) shall be deleted in its entirety and be replaced by the following:

“(iii)
the fees corresponding to Spain and related costs, charges, expenses and liabilities due and payable by Dutch FleetCo, Spanish Branch to the Liquidation Agent in respect of the services provided by the Liquidation Agent in respect of the Vehicles owned by Dutch FleetCo, Spanish Branch as set out in the Liquidation Agency Agreement;”.

4.2
Each of the Parties agrees that, pursuant to clause 24.1 of the Framework Agreement, part B (Dutch FleetCo German Pre-Enforcement Priority of Payments) of part 5 (FleetCo Pre-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement shall be amended as follows:

(i)	paragraph (c)(ii) shall be deleted in its entirety and replaced by the following:

“(ii)	the fees, costs, charges, expenses and liabilities due and payable by Dutch FleetCo to the FleetCo German Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and”; and

(ii)	paragraph (c)(iii) shall be deleted in its entirety and be replaced by the following:

“(iii)
the fees corresponding to Germany and related costs, charges, expenses and liabilities due and payable by Dutch FleetCo to the Liquidation Agent in respect of the services provided by the Liquidation Agent in respect of the Vehicles owned by Dutch FleetCo as set out in the Liquidation Agency Agreement;”.

4.3
Each of the Parties agrees that, pursuant to clause 24.1 of the Framework Agreement, part C (Italian FleetCo Pre-Enforcement Priority of Payments) of part 5 (FleetCo Pre-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement shall be amended as follows:

(i)	paragraph (c)(ii) shall be deleted in its entirety and replaced by the following:

“(ii)	the fees, costs, charges, expenses and liabilities due and payable by Italian FleetCo to the FleetCo Italian Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and”; and

(ii)	paragraph (c)(iii) shall be deleted in its entirety and be replaced by the following:

“(iii)
the fees corresponding to Italy and related, costs, charges, expenses and liabilities due and payable by Italian FleetCo to the Liquidation Agent in respect of the services provided by the Liquidation Agent in respect of the Vehicles owned by Italian FleetCo as set out in the Liquidation Agency Agreement;”.

4.4	Each of the Parties agrees that, pursuant to clause 24.1 of the Framework Agreement, part A (Dutch FleetCo Spanish Post-Enforcement Priority of Payments) of part 6 (FleetCo Post-

Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement shall be amended as follows:

(i)	paragraph (c)(ii) shall be deleted in its entirety and replaced by the following:

“(ii)
the fees, costs, charges, expenses and liabilities due and payable by Dutch FleetCo, Spanish Branch to the FleetCo Spanish Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and”; and

(ii)	paragraph (c)(iii) shall be deleted in its entirety and be replaced by the following:

“(iii)
the fees corresponding to Spain and related costs, charges, expenses and liabilities due and payable by Dutch FleetCo, Spanish Branch to the Liquidation Agent in respect of the services provided by the Liquidation Agent in respect of the Vehicles owned by Dutch FleetCo, Spanish Branch as set out in the Liquidation Agency Agreement;”.

4.5
Each of the Parties agrees that, pursuant to clause 24.1 of the Framework Agreement, part B (Dutch FleetCo German Post-Enforcement Priority of Payments) of part 6 (FleetCo Post-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement shall amended as follows:

(i)	paragraph (c)(ii) shall be deleted in its entirety and replaced by the following:

“(ii)	the fees, costs, charges, expenses and liabilities due and payable by Dutch FleetCo to the FleetCo German Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and”; and

(ii)	paragraph (c)(iii) shall be deleted in its entirety and be replaced by the following:

“(iii)
the fees corresponding to Germany and related costs, charges, expenses and liabilities due and payable by Dutch FleetCo to the Liquidation Agent in respect of the services provided by the Liquidation Agent in respect of the Vehicles owned by Dutch FleetCo as set out in the Liquidation Agency Agreement;”.

4.6
Each of the Parties agrees that, pursuant to clause 24.1 of the Framework Agreement, part C (Italian FleetCo Post-Enforcement Priority of Payments) of part 6 (FleetCo Post-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement shall be amended as follows:

(i)	paragraph (c)(ii) shall be deleted in its entirety and replaced by the following:

“(ii)	the fees, costs, charges, expenses and liabilities due and payable by Italian FleetCo to the FleetCo Italian Back-up Cash Manager under the FleetCo Back-up Cash Management Agreement; and”; and

(ii)	paragraph (c)(iii) shall be deleted in its entirety and be replaced by the following:

“(iii)
the fees corresponding to Italy and related, costs, charges, expenses and liabilities due and payable by Italian FleetCo to the Liquidation Agent in respect of the services provided by the Liquidation Agent in respect of the Vehicles owned by Italian FleetCo as set out in the Liquidation Agency Agreement;”.

5	Amendment relating to accession of the Liquidation Agent
Each of the Parties agrees, pursuant to clause 24.1 (General Principles) of the Framework Agreement, the words “, the Liquidation Agent” shall be deleted in the following definitions in the Master Definitions Agreement:

(i)	“Italian FleetCo Secured Creditors”; and

(ii)	“Spanish FleetCo Secured Creditors”.

6	Amendments relating to Senior Advance Drawdowns, Guarantees and Issuer Letter of Credit
Each the Existing Senior Noteholders, the Transaction Agent, the FleetCo Security Agent, the Issuer Cash Manager, the Issuer Security Trustee, Avis Europe, Finco, the Central Servicer and the Parent agrees that the following shall be amended in accordance with clause 24.2(vi) of the Framework Agreement:

(i)	Clause 14A.1.2 of the Framework Agreement shall be deleted in its entirety and be replaced by the following:
“14A.1.2

(i)
If the Transaction Agent confirms in accordance with Clause 14A.1.1 above that the Country Asset Value Test and the Issuer Borrowing Base Test have been complied with, the Issuer shall execute the completed Senior Advance Drawdown Notice and any Subordinated Advance Drawdown Notice for any Issuer Subordinated Advance which is drawn for the purposes set out in Clause 4.2.1(a) of the Issuer Subordinated Facility Agreement and the Issuer shall immediately (and in any event by no later than the 12:00 noon (London time) on the Information Date or the Intra-Month Information Date (as applicable)) deliver such executed Senior Advance Drawdown Notice and such executed Subordinated Advance Drawdown Notice to the Issuer Cash Manager.

(ii)
In respect of any Subordinated Advance Drawdown Notice for any Issuer Subordinated Advance which is proposed to be drawn for any purpose other than that set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement, the Issuer shall, by no later than 12:00 noon (London time) on the proposed Issuer Subordinated Advance Drawdown Date of such Issuer Subordinated Advance, execute such Subordinated Advance Drawdown Notice and deliver such Subordinated Advance Drawdown Notice to the Issuer Cash Manager.”.

(ii)	Clause 14A.1.3 of the Framework Agreement shall be deleted in its entirety and be replaced by the following:
“14A.1.3

(i)
Following receipt of an executed Senior Advance Drawdown Notice and an executed Subordinated Advance Drawdown Notice for an Issuer Subordinated Advance proposed to be drawn for the purposes set out in clause 4.1.2(a) of the Issuer Subordinated Facility Agreement by 12:00 noon (London time) on the Information Date or the Intra-Month Information Date, as applicable, the

Issuer Cash Manager shall by no later than the 4:00 p.m. (London time) on the Information Date or the Intra-Month Information Date (as applicable) deliver such executed Senior Advance Drawdown Notice to each Senior Noteholder and such executed Subordinated Advance Drawdown Notice to the Subordinated Lender, with a copy to the Transaction Agent and the Central Servicer.

(ii)
Following receipt of an executed Subordinated Advance Drawdown Notice relating to an Issuer Subordinated Advance to be drawn for any purpose other than that set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement and signed by the Issuer by 12.00 noon (London time) on the proposed Issuer Subordinated Advance Drawdown Date, the Issuer Cash Manager shall, by no later than 4.00 p.m. (London time) on such proposed Issuer Subordinated Advance Drawdown Date, deliver such executed Subordinated Advance Drawdown Notice to the Subordinated Lender, with a copy to each of the Transaction Agent and the Central Servicer.

(iii)
The Issuer Cash Manager will not be liable to any person for any delay or failure to deliver any such Senior Advance Drawdown Notice or any such Subordinated Advance Drawdown Notice in this Clause 14A.1.3 caused by any delay or failure by the Issuer to deliver such duly executed Senior Advance Drawdown Notice or Subordinated Advance Drawdown Notice, as applicable.”.

(iii)	Clause 14A.2.2 of the Framework Agreement shall be deleted in its entirety and be replaced by the following
“14A.2.2 Payments under the Finco Payment Guarantee
Following the making of any demand referred to in Clause 14A.2.1 above, Finco shall, by no later than 10:00 a.m. (CET) on the Lease Payment Date immediately following such Shortfall Notification Date, credit an amount equal to the Issuer AF Shortfall or, as the case may be, the FleetCo AF Shortfall to the Issuer Transaction Account.”;

(iv)	Clause 14A.3.1(i)(b) of the Framework Agreement shall be deleted in its entirety and be replaced by the following:

“(b)
the Central Servicer has confirmed in writing to the Issuer Cash Manager that Finco has made an irrevocable payment instruction in respect of the payment of an amount equal to at least the Issuer AF Shortfall or, as the case may be, the FleetCo AF Shortfall to the Issuer on or prior to such Lease Payment Date.”;

(v)
the words “in an amount equal to the Issuer LC Covered Amount” in the sixth line of clause 14A.3.1(ii) of the Framework Agreement shall be deleted in its entirety and be replaced by “in an amount equal to the lesser of (a) the LC Covered Amount and (b) the Issuer AF Shortfall, in each case,”; and

(vi)	a new clause 14A.3.4 shall be included after clause 14A.3.3 of the Framework Agreement as follows:

“14A.3.4
Following the notification by the Issuer LC Provider to the Issuer Security Trustee that the Letter of Credit Expiration Date (as defined in the relevant Issuer Letter of Credit) shall not be automatically extended by one year from the then current Letter of Credit Expiration Date; and

if:

(i)
the Transaction Agent has not received evidence satisfactory to it three Business Days prior to the then current Letter of Credit Expiration Date that the Issuer Reserves will, on the then current Letter of Credit Expiration Date, be more than or equal to the Issuer Reserve Required Amount; and

(ii)
the Transaction Agent has instructed the Issuer Security Trustee by 10:00 a.m. (GMT) on the Business Day prior to the then current Letter of Credit Expiration Date to make a Demand (as defined in the relevant Issuer Letter of Credit:

the Issuer Security Trustee shall (subject to the IST Proviso mutatis mutandis), by no later than 5:00 p.m. (GMT) on the Business Day following the Issuer Security Trustee being directed or instructed to do so in accordance with paragraph (ii) above and the IST Proviso, make a Demand (as defined in the relevant Issuer Letter of Credit) to such Issuer LC Provider in an amount equal to the Available LC Commitment Amount in respect of such Issuer LC Provider in accordance with such Issuer Letter of Credit. The Issuer Security Trustee shall be entitled to rely and act on the instructions given to it in accordance with this Clause 14A.3.4 without liability to any person and shall have no duty to verify whether the event in paragraph (i) above has been satisfied.”.

7	Amendment relating to Acceding Senior Noteholders
Each of the Existing Senior Noteholders, the Issuer, the Transaction Agent, the Issuer Security Trustee, the Issuer Cash Manager and the Registrar agrees, pursuant to clause 24.1 (General Principles) of the Framework Agreement, that clause 21.4(iv) of the Issuer Note Issuance Facility Agreement shall be deleted in its entirety and be replaced by the following:

“(iv)
in the case of an Acceding Senior Noteholder which is a Financial Institution, such Financial Institution has a minimum long-term unsecured rating of BBB from S&P or Fitch or Baa2 from Moody’s (the “Senior Noteholder Minimum Rating Requirement”), provided that if such Acceding Senior Noteholder is: (a) a member of a Senior Noteholder Group and (b) a wholly-owned subsidiary of a Financial Institution that has the Senior Noteholder Minimum Rating Requirement, this Clause 21.4(iv) shall not apply;”.

8	Amendments to Master Definitions Agreement
Each of the Parties agrees that, pursuant to clause 24.1 (General Principles) of the Framework Agreement:

(i)	the definition of “Applicable EURIBOR” shall be deleted in its entirety and be replaced by the following:
““Applicable EURIBOR” means, in respect of (x) a Senior Advance with a Senior Advance Interest Period or (y) a Subordinated Advance or a VAT Loan Advance with an Interest Period End Date:

(i)	if the Interest Period End Date falls on or before:

A.	the seventh day; or

B.	if such seventh day is not a Business Day:

(x)	the Business Day immediately following such seventh day; or

(y)	if the day in (x) would otherwise be in the next calendar month, the Business Day immediately preceding such seventh day, in each case, following, as applicable, the Senior Advance Drawdown Date of such Senior Advance or the drawdown date of such Subordinated Advance or such VAT Loan Advance, one-week EURIBOR;

(ii)	if the Interest Period End Date does not fall within paragraph (i) above but does fall on or before:

A.	the fourteenth day; or

B.	if such fourteenth day is not a Business Day:

(x)	the Business Day immediately following such fourteenth day; or

(y)	if the day in (x) would otherwise be in the next calendar month, the Business Day immediately preceding such fourteenth day, in each case, following, as applicable, the Senior Advance Drawdown Date of such Senior Advance or the drawdown date of such Subordinated Advance or such VAT Loan Advance, two-week EURIBOR;

(iii)	if the Interest Period End Date does not fall within paragraph (i) and (ii) above but does fall on or before:

A.	the twenty-first day; or

B.	if such twenty-first day is not a Business Day:

(x)	the Business Day immediately following such twenty-first day; or

(y)	if the day in (x) would otherwise be in the next calendar month, the Business Day immediately preceding such twenty-first day, in each case, following, as applicable, the Senior Advance Drawdown Date of such Senior Advance or the drawdown date of such Subordinated Advance or VAT Loan Advance, three-week EURIBOR;

(iv)	if the Interest Period End Date does not fall within paragraph (i), (ii) and (iii) above but does fall on or before:

A.
the corresponding calendar day of the month immediately following, as applicable, the Senior Advance Drawdown Date of such Senior Advance or the drawdown date of such Subordinated Advance or VAT Loan Advance; or

B.	if such calendar day is not a Business Day:

(x)	the Business Day immediately following such calendar day; or

(y)	if the day in (x) would otherwise be in the next calendar month, the Business Day immediately preceding such calendar day, one-month EURIBOR; and

(v)	if the Interest Period End Date does not fall within paragraph (i), (ii), (iii) and (iv) above but does fall after:

A.
the corresponding calendar day of the month immediately following, as applicable, the Senior Advance Drawdown Date of such Senior Advance or the drawdown date of such Subordinated Advance or VAT Loan Advance; or

B.	if such calendar day is not a Business Day:

(x)	the Business Day immediately following such calendar day; or

(y)	if the day in (x) would otherwise be in the next calendar month, the Business Day immediately preceding such calendar day, two-month EURIBOR,
provided that, for the purposes of this definition, “Interest Period End Date” means, in respect of a Senior Advance Interest Period or the interest period relating to a Subordinated Advance or a VAT Loan Advance, the last day of such relevant interest period.”;

(ii)	paragraph (f) of the definition of “Excluded Payments” shall be deleted in its entirety and be replaced by the following:

“(f)
in reimbursement of the Tax on Motor Vehicle (as defined in the Spanish Servicing Agreement) and in relation to Tax on Certain Means of Transport, in each case, invoiced by Dutch FleetCo, Spanish Branch and paid by the relevant Vehicle Manufacturer to Dutch FleetCo, Spanish Branch (provided that Spanish Opco has paid such Tax on Motor Vehicle or, as the case may be, such Tax on Certain Means of Transport to the relevant Tax authorities); and”;

(iii)	the definition of “FleetCo Excess Cash Amount” shall be deleted in its entirety and be replaced by the following:
““FleetCo Excess Cash Amount” means, in relation to a FleetCo in a Country, the amount equal to the amount standing to the credit of any account of any FleetCo, excluding:

(a)	in respect of Italian FleetCo, the amount of all:

(i)	the VAT Loan Advances made to Italian FleetCo; and

(ii)
the VAT payments received by Italian FleetCo from the sale or disposal of Vehicles by Italian FleetCo and the VAT payments received by Italian FleetCo from the lease of Vehicles by Italian FleetCo to Italian Opco which Italian FleetCo is required to pay to Opco pursuant to clause 6(b) of the Italian VAT Sharing Agreement;

(b)	in respect of Dutch FleetCo, the amounts received by Dutch FleetCo from the Vehicle Manufacturers and Vehicle Dealers representing:

(x)
the positive difference between amount of Vehicle Manufacturer Repurchase Price (excluding VAT) and the Net Book Value with respect to the Vehicles for which the Vehicle Manufacturer Repurchase Price is paid pursuant to clause 6.3 and/or clause 6.5 of the Master German Fleet Purchase Agreement;

(y)     the VAT Amount; and
(z)     the Third Party Purchase Price VAT Amount;

(c)	the amounts standing to the credit of the VAT Component and Charge Costs Component Trust Account; and

(d)	the amount standing to the credit of:

(i)	each FleetCo Reserve Account (if any) in such Country; and

(ii)	(in respect of Dutch FleetCo in Germany), its provisioned items ledger and its Excluded Payments Ledger;

(iii)	(in respect of Dutch FleetCo in Spain), its provisioned items ledger and its Excluded Payments Ledger; and

(iv)	(in respect of Italian FleetCo in Italy), its provisioned items ledger and its Excluded Payments Ledger.”;

(iv)	the definition of “Interest Determination Date” shall be deleted in its entirety and be replaced by the following:
““Interest Determination Date” means the date falling 2 TARGET Days prior to the relevant Settlement Date.”;

(v)	the reference to “, the Issuer Cash Management Agreement” in the definition of “Issuer Hedge Counterparty” shall be deleted;

(vi)
a new definition “Issuer Proposed Repayment Schedule” shall be inserted after the definition of “Issuer Profit Amount” and before the definition of “Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments” as follows:

““Issuer Proposed Repayment Schedule” means, in respect of a Senior Advance, the proposed Senior Advance Repayment Date of such Senior Advance set out in a Senior Advance Drawdown Notice.”;

(vii)	the definition of “Issuer Reserve Required Amount” shall be deleted in its entirety and be replaced by the following:
““Issuer Reserve Required Amount” means, on any date on which such calculation is required, the aggregate of:

(i)	2 per cent. of the Combined Eligible Country Asset Value; and

(ii)	the product of:

(a)
the aggregate principal amount outstanding of all Senior Notes (taking into account the immediately following Senior Advance(s) to be drawn by the Issuer under the Issuer Note Issuance Facility Agreement);

(b)	the sum of (x) the Weighted Average Exposure Rate and (y) the Senior Advance Margin;

(c)	9; and

(d)	1/12.”;

(viii)	paragraph (xx) in the definition of “Issuer Transaction Documents” shall be deleted in its entirety and be replaced by the following:
“(xx)     the Tax Deed of Covenant; and

(xxi)	all documents approved by the Transaction Agent to which the Issuer is a party in connection with or related to any of the above documents.”;

(ix)
the words “, all Senior Notes or FleetCo Advances (as the case may be)” shall be inserted after the words “, in relation to the Senior Notes or a FleetCo Advance (as applicable)” in the first line of the definition of “outstanding”;

(x)	the definition of “Senior Advance” shall be deleted in its entirety and be replaced by the following:
““Senior Advance” means each advance made available to the Issuer under the Issuer Note Issuance Facility Agreement”;

(xi)	the definition of “Senior Advance Interest Period” shall be deleted in its entirety and be replaced by the following:
““Senior Advance Interest Period” means, in respect of a Senior Advance:

(i)
the first (and, if applicable, only) period commencing from (and including) the Senior Advance Drawdown Date of such Senior Advance up to the earlier of (a) the relevant Senior Advance Repayment Date or (b) the date falling on (but excluding) the next Settlement Date; and

(ii)	any subsequent period commencing from (and including) such Settlement Date in paragraph (i)(b) above to (but excluding) the relevant Senior Advance Repayment Date, provided that for the purposes of this definition, the Senior Advance Drawdown Date and the Senior Advance Repayment Date are subject to the Business Day Convention.”; and

(xii)	a new definition of “Tax on Certain Means of Transport” shall be inserted after the definition of “Tax Deed of Covenant” and before the definition of “Tax Payment” as follows:
““Tax on Certain Means of Transport” means the Spanish tax imposed on the registration of certain means of transport as regulated in Law 38/1992, dated 28 December 1992, on special taxes of Spain.”.

9	Amendments to the Central Servicing Agreement
Each of Transaction Agent, FleetCos, the Opcos, the Central Servicer, the Issuer, the Issuer Cash Manager and the FleetCo Security Agent agrees that, pursuant to clause 24.1 (General Principles) of the Framework Agreement:

(i)	paragraph 2.2 of part A (Central Services) of schedule 1 (Services) of the Central Servicing Agreement shall be amended as follows:

(a)	the words “Central Servicer Report” in the third line shall be deleted and replaced by the words “CS Report”; and

(b)	the words “or Intra-Month Reporting Date (as applicable)” shall be inserted after the words “Reporting Date” in the fourth line;

(ii)
paragraph 2.3 of part A (Central Services) of schedule 1 (Services) of the Central Servicing Agreement shall be amended such that the words “or Intra-Month Information Date (as applicable)” shall be inserted before the words "pursuant to clause 14A.1.1” in the third line;

(iii)	paragraph 2.5 of part C (Issuer Cash Management Services) of schedule 1 (Services) of the Central Servicing Agreement shall be deleted in its entirety and be replaced by the following:
“2.5 Having made such calculations, the Central Servicer shall prepare a draft Subordinated Advance Drawdown Notice and, where such Subordinated Advance Drawdown Notice relates to an Issuer Subordinated Advance to be drawn for the purposes set out in Clause 4.2.1(a) of the Issuer Subordinated Facility Agreement, submit, on a Reporting Date or Intra-Month Reporting Date, a copy of such draft notice to the Transaction Agent, the Issuer and the Issuer Cash Manager.”;

(iv)	a new paragraph 2.10 shall be inserted after paragraph 2.9 to part C (Issuer Cash Management Services) of schedule 1 (Services) of the Central Servicing Agreement as follows:
“2.10 The Central Servicer shall calculate the Country Excess Subordination Amount and in each Monthly Central Servicer Report and each Intra-Month Central Servicer Report, allocate the Excess Subordination Amount to any Country at its sole discretion, provided that any Country Excess Subordination Amount allocated to any Country individually or collectively in the same Monthly Central Servicer Report or, as the case may be, the same Intra-Month Central Servicer Report shall not exceed the Excess Subordination Amount in respect of the relevant Reporting Date or, as the case may be, the Intra-Month Reporting Date.”; and

(v)	a new paragraph 4 shall be inserted at the end of part C (Issuer Cash Management Services) of schedule 1 (Services) of the Central Servicing Agreement as follows:
“4. REPORTING OF TRANSACTIONS UNDER ISSUER HEDGING AGREEMENTS

4.1	The Central Servicer (at its own expense) shall ensure that in respect of each Issuer Hedging Agreement:

4.1.1	the details of each Transaction (as defined in the Issuer Hedging Agreement); and
4.1.2    the details of any modification or termination of a Transaction, that are required to be reported by the Issuer pursuant to Article 9 of Regulation (EU) No 648/2012 of the European Parliament and of the Council of 4 July 2012 on OTC derivatives, central counterparties and trade repositories (as amended or restated from time to time, “EMIR”) and the delegated and implementing acts adopted under such Article 9 of EMIR (the “Article 9 Delegated and Implementing Acts”), are reported to a trade repository in accordance with Article 9 of EMIR and the Article 9 Delegated and Implementing Acts.”.

10	Amendments to the Issuer Subordinated Facility Agreement and the Issuer Cash Management Agreement

10.1	Each of the Transaction Agent, the Issuer, the Issuer Cash Manager, the Issuer Security Trustee and the Subordinated Lender agrees that, pursuant to clause 24.1.1 of the Framework Agreement:

(i)	clause 5 (Availability of the Subordinated Facility) of the Issuer Subordinated Facility Agreement shall be deleted in its entirety and be replaced by the following:
“The Subordinated Lender shall make an Issuer Subordinated Advance to the Issuer if the Issuer (or the Issuer Cash Manager on its behalf in accordance with paragraph 2.7(ii), Schedule 1 of the Issuer Cash Management Agreement) has delivered a Subordinated Advance Drawdown Notice to the Subordinated Lender (with a copy to the Issuer Security Trustee and the Transaction Agent):

(i)
where such Subordinated Advance Drawdown Notice relates to an Issuer Subordinated Advance to be drawn for the purposes set out in Clause 4.2.1(a) of this Agreement, by 4 p.m. (GMT) on the Information Date or Intra-Month Information Date (as applicable); and

(ii)
where such Subordinated Advance Drawdown Notice relates to an Issuer Subordinated Advance to be drawn for any purpose other than that set out in Clause 4.2.1(a) of this Agreement, by 4 p.m. (GMT) on the proposed Issuer Subordinated Advance Drawdown Date.”; and

(ii)	Clause 6 (Utilisation) of the Issuer Subordinated Facility Agreement shall be deleted in its entirety and be replaced by the following:

“6
The Issuer may, from time to time or upon delivery of a Senior Advance Drawdown Notice, deliver a Subordinated Advance Drawdown Notice substantially in the form set out in Schedule 1 (Subordinated Advance

Drawdown Notice) hereto and, (in respect of a proposed drawing for the purposes set out in Clause 4.2.1(a) only) for the Subordinated Loan Amount.”.

10.2
Each of the Issuer, the Issuer Cash Manager, the Transaction Agent, the Issuer Account Bank and the Issuer Security Trustee agrees that, pursuant to clause 24.1.1 of the Framework Agreement, paragraph 2.6(ii) of schedule 1 (Issuer Cash Management Services) to the Issuer Cash Management Agreement shall be deleted in its entirety and be replaced by the following:

“(ii)	Subordinated Advance Drawdown Notice

(A)
Subject to the provisions of Clause 14A.1 of the Framework Agreement, following receipt of a Subordinated Advance Drawdown Notice relating to an Issuer Subordinated Advance to be drawn for the purposes set out in clause 4.2.1(a) only of the Issuer Subordinated Facility Agreement and signed by the Issuer by 12.00 noon (London time) on the Information Date or the Intra-Month Information Date (as applicable), the Issuer Cash Manager shall, by no later than 4.00 p.m. (London time) on such Information Date or Intra-Month Information Date (as applicable), deliver such signed Subordinated Advance Drawdown Notice to the Subordinated Lender, with a copy to each of the Transaction Agent and the Central Servicer.

(B)
Subject to the provisions of Clause 14A.1 of the Framework Agreement, following receipt of a Subordinated Advance Drawdown Notice relating to an Issuer Subordinated Advance to be drawn for any purpose other than that set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement and signed by the Issuer by 12.00 noon (London time) on the proposed Issuer Subordinated Advance Drawdown Date, the Issuer Cash Manager shall, by no later than 4.00 p.m. (London time) on such proposed Issuer Subordinated Advance Drawdown Date, deliver such signed Subordinated Advance Drawdown Notice to the Subordinated Lender, with a copy to each of the Transaction Agent and the Central Servicer.”.

11	FleetCo Advance Drawdown Notice
Notwithstanding the provisions of clause 3.2 of each FleetCo Facility Agreement, each of the Parties agrees that each FleetCo (or the relevant Servicer on its behalf) shall sign and deliver (or procure delivery of) a FleetCo Advance Drawdown Notice in respect of each request for a FleetCo Advance under the relevant FleetCo Facility Agreement to the Issuer (copied to the Transaction Agent, the Issuer Security Trustee, the Central Servicer, the FleetCo Security Agent and the Issuer Cash Manager) by 1:00 p.m. (CET) on the Information Date or the Intra-Month Information Date (as applicable) prior to the relevant proposed FleetCo Advance Drawdown Date.

12	Effective Date
The Parties hereby agree that the amendments set out in Clause 2 (Amendments relating to Country Concentration Limits), Clause 3 (Amendments relating to the amendment provisions in the Framework Agreement), Clause 4 (Amendments relating to the FleetCo Priority of Payments), Clause 5 (Amendment relating to accession of the Liquidation Agent), Clause 6 (Amendments relating to Senior Advance Drawdowns, Guarantees and Issuer Letter of Credit), Clause 7 (Amendment relating to Acceding Senior Noteholders), Clause 8

(Amendments to Master Definitions Agreement), Clause 9 (Amendments to the Central Servicing Agreement), Clause 10 (Amendments to the Issuer Subordinated Facility Agreement and the Issuer Cash Management Agreement) and Clause 11 (FleetCo Advance Drawdown Notice) shall be effective as of the date hereof.

13	Issuer Security Trustee
In accordance with clause 24.3.1 of the Framework Agreement, the Transaction Agent, by the execution of this Agreement, hereby instructs and directs the Issuer Security Trustee to enter into this Agreement and consent to all the amendments set out herein.

14	Transaction Documents

14.1
Save as expressly amended by this Agreement, the Framework Agreement, the Master Definitions Agreement, the Issuer Note Issuance Facility Agreement, the Issuer Subordinated Facility Agreement, the Central Servicing Agreement, the Issuer Cash Management Agreement and the other Transaction Documents shall otherwise remain unamended and in full force and effect in accordance with the terms thereof.

14.2
By their acceptance of the terms of this Agreement, each of the Issuer, the FleetCos and the Avis Obligors confirms that its obligations under the Transaction Documents to which it is a party will remain in full force and effect.

14.3	The FleetCo Security Agent and the Transaction Agent hereby designate this Agreement as a FleetCo Transaction Document.

14.4	The Transaction Agent hereby designates this Agreement as an Issuer Transaction Document.

15	Illegality
If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

16	Rights and remedies
No failure by the Issuer Secured Creditors or the FleetCo Secured Creditors to exercise, or any delay by the Issuer Secured Creditors or the FleetCo Secured Creditors in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies provided by law or under any Transaction Document.

17	Counterparts
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

18	Incorporation of Common Terms

The Common Terms shall be incorporated by reference into this Agreement. If there is any conflict between the Common Terms as incorporated by reference into this Agreement and the other provisions of this Agreement, the provisions of the incorporated Common Terms shall prevail.

19	Third party rights
No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

20	Governing law and jurisdiction
This Agreement and all non-contractual obligations arising out of or in connection with it shall be governed by English law. Each of the parties hereto hereby submits to the jurisdiction of the courts of England and Wales.
This Agreement is executed and delivered on the date stated at the beginning.

Schedule
Existing Senior Noteholders

1	Bank of America National Association, Milan Branch

2	Crédit Agricole Corporate and Investment Bank

3	Deutsche Bank AG, London Branch

4	Natixis

5	Scotiabank Europe plc

Execution Page
Issuer
SIGNED by a duly authorised attorney of
CARFIN FINANCE INTERNATIONAL     LIMITED

By:	/s/ Karen Mc Crave
Name:	Karen Mc Crave
Title:	Attorney at Fact

Transaction Agent and Arranger

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Executive Director

Issuer Security Trustee
DEUTSCHE TRUSTEE COMPANY LIMITED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Associate Director

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Associate Director

FleetCo Security Agent

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Executive Director

The Opcos

AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Opco)

By:	/s/ Alexander Schuricht
Name:	ppa. Alexander Schuricht
Title:	Director Strategy & Business Development

The Opcos

AVIS BUDGET ITALIA S.P.A. (as Italian Opco)

By:	/s/ M Kightley
Name:	M Kightley
Title:	Director

The Opcos

AVIS BUDGET ITALIA S.P.A. (as VAT Sharing Italian Opco)

By:	/s/ M Kightley
Name:	M Kightley
Title:	Director

The Opcos

AVIS ALQUILE UN COCHE S.A. (as Spanish Opco)

By:	/s/ Massimo Marsili
Name:	Massimo Marsili
Title:	Managing Director

The Servicers

AVIS ALQUILE UN COCHE S.A. (as Spanish Servicer)

By:	/s/ Massimo Marsili
Name:	Massimo Marsili
Title:	Managing Director

The Servicers

AVIS FINANCE COMPANY LIMITED (as Central Servicer)

By:	/s/ Jason Turner	By:	/s/ Rajiv Sachdeva
Name:	Jason Turner	Name:	Rajiv Sachdeva
Director		Director~~/Secretary~~

The Servicers

AVIS BUDGET ITALIA S.P.A. (as Italian Servicer)

By:	/s/ M Kightley
Name:	M Kightley
Title:	Director

The Lessees

AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Lessee)

By:	/s/ Alexander Schuricht
Name:	ppa. Alexander Schuricht
Title:	Director Strategy & Business Development

The Lessees

AVIS BUDGET ITALIA S.P.A. (as Italian Lessee)

By:	/s/ M Kightley
Name:	M Kightley
Title:	Director

The Lessees

AVIS ALQUILE UN COCHE S.A. (as Spanish Lessee)

By:	/s/ Massimo Marsili
Name:	Massimo Marsili
Title:	Managing Director

FleetCo Holdings

SIGNED by a duly authorised attorney of
CARFIN FINANCE HOLDINGS LIMITED

By:	/s/ Jonathan Hanly
Name:	Jonathan Hanly
Title:	Director

The FleetCos

FINCAR FLEET B.V. (as Dutch FleetCo)

By:	/s/ L.C. de Gunst
Name:	L.C. de Gunst
Title:	Managing Director / ~~Proxy Holder A~~

By:	/s/ B. W. de Sonnaville
Name:	B. W. de Sonnaville
Title:	Managing Director / Proxy Holder B

The FleetCos
FINCAR FLEET B.V., SUCURSAL EN ESPAÑA (as Dutch FleetCo, Spanish Branch)

By:	/s/ Beatriz Diez Arranz
Name:	Beatriz Diez Arranz
Title:	Dutch FleetCo, Spanish Branch representative

The FleetCos

AVIS BUDGET ITALIA S.P.A. FLEET CO. S.A.P.A. (as Italian FleetCo)

By:	/s/ M Kightley
Name:	M Kightley
Title:	Director

Parent
AVIS BUDGET CAR RENTAL, LLC

By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Vice President & Treasurer

Finco, Italian VAT Lender and the Subordinated Lender

AVIS FINANCE COMPANY LIMITED

By:	/s/ Jason Turner	By:	/s/ Rajiv Sachdeva
Name:	Jason Turner	Name:	Rajiv Sachdeva
Director		Director~~/Secretary~~

Avis Europe
AVIS BUDGET EMEA LIMITED

By:	/s/ Martyn Smith
Name:	Martyn Smith
Title:	EMEA Chief Fin Officer

The Account Banks

DEUTSCHE BANK AG, LONDON BRANCH (as Issuer Account Bank)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK S.A.E. (as Dutch FleetCo Spanish Account Bank)

By:	/s/ TH Steimann
Name:	TH Steimann
Title:	3668

By:	/s/ Javier Di Girolamo
Name:	Javier Di Girolamo
Title:	9446

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo Spanish Account Bank Operator)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK S.P.A. (as Italian FleetCo Account Bank)

By:	/s/ Giovanni Fontanella.
Name:	Giovanni Fontanella.
Title:	VP

By:	/s/ Solidea Barbara Maccioni
Name:	Solidea Barbara Maccioni
Title:	AVP

DEUTSCHE BANK AG (as Dutch FleetCo German Account Bank)

By:	/s/ V. Wichmann
Name:	V. Wichmann
Title:	Vice President

By:	/s/ S. Karatzas
Name:	S. Karatzas
Title:

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo German Account Bank Operator)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

Issuer Cash Manager

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

The FleetCo Back-up Cash Managers
DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo German Back-up Cash Manager)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Italian Back-up Cash Manager)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Spanish Back-up Cash Manager)

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

The Existing Senior Noteholder

CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Executive Director

The Existing Senior Noteholder

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Shanna Taroussi
Name:	Shanna Taroussi
Title:	DB Legal

By:	/s/ Frederic de Benoist
Name:	Frederic de Benoist
Title:	Director

The Existing Senior Noteholder

NATIXIS

By:	/s/ Michael Corbes
Name:	Michael Corbes
Title:	Chief Operating Officer

The Existing Senior Noteholder

SCOTIABANK EUROPE PLC

By:	/s/ Nikki Petherbridge
Name:	Nikki Petherbridge
Title:	Managing Director, Head of Execution

By:	/s/ Steve Caller
Name:	Steve Caller
Title:	Manager, Credit Administration

The Existing Senior Noteholder

BANK OF AMERICA NATIONAL
ASSOCIATION, MILAN BRANCH

By:	/s/ Mario Ambroso
Name:	Mario Ambroso
Title:	Director

The Corporate Services Providers

INTERTRUST (NETHERLANDS) B.V. (as a Dutch FleetCo Corporate Services Provider)

By:	/s/ S. M. al-Hamami
Name:	S. M. al-Hamami
Title:	Proxyholder

By:	/s/ K.A. Jehee
Name:	K.A. Jehee
Title:	Proxyholder

VISTRA B.V. (as a Dutch FleetCo Corporate Services Provider)

By:	/s/ J.J. van Ginkel
Name:	J.J. van Ginkel
Title:	Director

By:	/s/ B.W. de Sonnaville
Name:	B.W. de Sonnaville
Title:	Proxy holder

STRUCTURED FINANCE MANAGEMENT
(IRELAND) LIMITED (as Issuer Corporate Services
Provider and FleetCo Holdings
Corporate Services Provider)

By:	/s/ Karen McCrave
Name:	Karen McCrave
Title:	Director

Registrar

DEUTSCHE BANK LUXEMBOURG S.A.

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Attorney

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Attorney

INITIAL ISSUER HEDGE COUNTERPARTY

DEUTSCHE BANK AG

By:	/s/ Amit Jain
Name:	Amit Jain
Title:	Managing Director

By:	/s/ Mark Swanton
Name:	Mark Swanton
Title:	Director

LIQUIDATION AGENT

FISERV AUTOMOTIVE SOLUTIONS, INC.

By:	/s/ William C. Nicholson
Name:	William C. Nicholson
Title:	CIO